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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-50480, 33-85330, 33-97176, 333-33891 and
333-80663) and on Form S-3 (File No. 333-54326) of Regeneron Pharmaceuticals, Inc., of our report, which is based in part on the report of other auditors, dated February 7, 2001, relating to the financial statements which appears in this Annual Report on Form 10-K.

                                          PricewaterhouseCoopers LLP

New York, New York
February 28, 2001